UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street Suite 100
Omaha, Nebraska		68022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2024, the Human Resources and Compensation Committee of the Board of Directors (the “Committee”) of Lindsay Corporation (the “Company”) adopted the Management Incentive Plan for the Company’s fiscal year ending August 31, 2025 (the “2025 MIP”) under which the Company’s senior officers can earn annual cash incentive awards. Each current senior officer who will be a named executive officer in the Company’s proxy statement for its fiscal 2025 annual meeting is a participant in the 2025 MIP.

The 2025 MIP establishes target bonus amounts for each participating officer ranging from 40% to 100% of such officer’s base salary. Participants are eligible for awards of between 0% and 200% of their target bonus depending on the achievement of certain Company financial performance criteria and individual performance criteria. The Company financial performance component and individual performance component are weighted as 80% and 20% of the overall performance criteria for each participant, respectively. The Company financial performance component is based on achieving stated goals for fiscal 2025 revenue, operating margin percentage, and free cash flow, with target bonuses for these subcomponents keyed to the Company’s fiscal 2025 operating budget. The amount of bonus awarded under the individual performance component is dependent upon an officer’s personal performance as evaluated using individual or team performance objectives established by the Committee for each participating officer.

Item 9.01 Financial Statements and Exhibits.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDSAY CORPORATION

Date:	October 25, 2024	By:	/s/ Brian L. Ketcham
Brian L. Ketcham, Senior Vice President and Chief Financial Officer